ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction listed on Attachment 1 hereto with Reference Number 37541849 (the "Old Transaction") with UBS Real Estate Securities, Inc. ("UBS Real Estate").

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 16 January 2007 unto Mortgage Asset Securitization Transactions Inc. ("MASTR"), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part thereof, and to prosecute or withdraw any suits or proceedings therefore. UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 16 January 2007 unto Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 (the "Trust") without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned and transferred, referenced by UBS AG as a new transaction with Reference Number 37545673, as listed on Attachment 2 hereto and referred to as the "New Transaction") and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor. UBS AG hereby consents to the assignment of the New Transaction to the Trust as herein provided, with the understanding that the provisions labeled "Additional Provisions" in the confirmation relating to the New Transaction shall become effective upon the assignment to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regards to the conflict of law provisions thereof, other than New York General Obligations Law Section 5-1401 and 5-1402.

UBS AG Ref Transaction 1: 37541849

UBS AG Ref Transaction 2: 37545673

Re: MARM 2007-1 Interest Rate Swap Transaction

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG

UBS REAL ESTATE SECURITIES, INC.

By: /s/ Christopher Dingle

By: /s/ Agnes Teng

Name: Christopher Dingle

Name: Agnes Teng

Title: Director

Title: Associate Director

By: /s/ Jonathan McTernan

By: /s/ Sameer Tikoo

Name: Jonathan McTernan

Name: Sameer Tikoo

Title: Associate Director

Title: Associate Director

MORTGAGE ASSET SECURITIZATION

Wells Fargo Bank, N.A., not individually, but

TRANSACTIONS INC.

solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

By: /s/ Sameer Tikoo

By: /s/ Graham M. Oglesby

Name: Sameer Tikoo

Name: Graham M. Oglesby

Title: Associate Director

Title: Assistant Vice President

By: /s/ Christopher G. Schmidt

Name: Christopher G. Schmidt

Title: Director

Attachment 1

Date:

16 January 2007

To:

UBS Real Estate Securities, Inc. ("Counterparty")

Attn:

Swaps Administration

From:

UBS AG, London Branch ("UBS AG")

Subject:

Interest Rate Swap Transaction

UBS AG Ref: 37541849

Dear Sirs,

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Fee: UBS AG. will pay Counterparty the sum of USD 305,000.00 on the 16th of January 2007

General Terms

Trade Date:

16 January 2007

Effective Date:

16 January 2007

Termination Date:

25 December 2016

Calculation Agent:

UBS AG, unless otherwise stated in the Schedule to the Master Agreement.

Calculation Agent:

Business Days:

New York

Calculation Amount:

Initially USD 389,939,000.00, amortizing as per Amortizing Schedule Below.

Broker

None

Amortization Schedule

Period From	Period To	Calculation Amount (USD)
Effective Date	25 Jan 2007	389,939,000.00
25 Jan 2007	25 Feb 2007	387,478,000.00
25 Feb 2007	25 Mar 2007	385,033,000.00
25 Mar 2007	25 Apr 2007	382,605,000.00
25 Apr 2007	25 May 2007	380,193,000.00
25 May 2007	25 Jun 2007	377,798,000.00
25 Jun 2007	25 Jul 2007	375,419,000.00
25 Jul 2007	25 Aug 2007	373,055,000.00
25 Aug 2007	25 Sep 2007	370,708,000.00
25 Sep 2007	25 Oct 2007	368,376,000.00
25 Oct 2007	25 Nov 2007	366,061,000.00
25 Nov 2007	25 Dec 2007	363,760,000.00
25 Dec 2007	25 Jan 2008	361,475,000.00
25 Jan 2008	25 Feb 2008	359,206,000.00
25 Feb 2008	25 Mar 2008	356,952,000.00
25 Mar 2008	25 Apr 2008	354,713,000.00
25 Apr 2008	25 May 2008	352,489,000.00
25 May 2008	25 Jun 2008	350,280,000.00
25 Jun 2008	25 Jul 2008	348,085,000.00
25 Jul 2008	25 Aug 2008	345,906,000.00
25 Aug 2008	25 Sep 2008	343,741,000.00
25 Sep 2008	25 Oct 2008	341,590,000.00
25 Oct 2008	25 Nov 2008	339,454,000.00
25 Nov 2008	25 Dec 2008	337,332,000.00
25 Dec 2008	25 Jan 2009	335,225,000.00
25 Jan 2009	25 Feb 2009	333,131,000.00
25 Feb 2009	25 Mar 2009	331,052,000.00
25 Mar 2009	25 Apr 2009	328,986,000.00
25 Apr 2009	25 May 2009	326,935,000.00
25 May 2009	25 Jun 2009	324,896,000.00
25 Jun 2009	25 Jul 2009	322,872,000.00
25 Jul 2009	25 Aug 2009	320,861,000.00
25 Aug 2009	25 Sep 2009	318,863,000.00
25 Sep 2009	25 Oct 2009	316,879,000.00
25 Oct 2009	25 Nov 2009	314,908,000.00
25 Nov 2009	25 Dec 2009	312,950,000.00
25 Dec 2009	25 Jan 2010	311,005,000.00
25 Jan 2010	25 Feb 2010	309,074,000.00
25 Feb 2010	25 Mar 2010	307,155,000.00
25 Mar 2010	25 Apr 2010	305,248,000.00
25 Apr 2010	25 May 2010	303,355,000.00
25 May 2010	25 Jun 2010	301,474,000.00
25 Jun 2010	25 Jul 2010	299,605,000.00
25 Jul 2010	25 Aug 2010	297,749,000.00
25 Aug 2010	25 Sep 2010	295,905,000.00
25 Sep 2010	25 Oct 2010	294,073,000.00
25 Oct 2010	25 Nov 2010	292,254,000.00
25 Nov 2010	25 Dec 2010	290,446,000.00

25 Dec 2010	25 Jan 2011	288,651,000.00
25 Jan 2011	25 Feb 2011	286,867,000.00
25 Feb 2011	25 Mar 20.11	285,096,000.00
25 Mar 2011	25 Apr 2011	283,336,000.00
25 Apr 2011	25 May 2011	281,587,000.00
25 May 2011	25 Jun 2011	279,850,000.00
25 Jun 2011	25 Jul 2011	278,125,000.00
25 Jul 2011	25 Aug 2011	276,411,000.00
25 Aug 2011	25 Sep 2011	274,708,000.00
25 Sep 2011	25 Oct 2011	273,017,000.00
25 Oct 2011.	25 Nov 2011	271,337,000.00
25 Nov 2011	25 Dec 2011	269,667,000.00
25 Dec 2011	25 Jan 2012	268,009,000.00
25 Jan 2012	25 Feb 2012	266,362,000.00
25 Feb 2012	25 Mar 2012	263,472,000.00
25 Mar 2012	25 Apr 2012	255,394,000.00
25 Apr 2012	25 May 2012	247,617,000.00
25 May 2012	25 Jun 2012	240,131,000.00
25 Jun 2012	25 Jul 2012	214,734,000.00
25 Jul 2012	25 Aug 2012	208,249,000.00
25 Aug 2012	25 Sep 2012	202,005,000.00
25 Sep 2012	25 Oct 2012	195,994,000.00
25 Oct 2012	25 Nov 2012	190,206,000.00
25 Nov 2012	25 Dec 2012	184,617,000.00
25 Dec 2012	25 Jan 2013	165,796,000.00
25 Jan 2013	25 Feb 2013	160,890,000.00
25 Feb 2013	25 Mar 2013	156,157,000.00
25 Mar 2013	25 Apr 2013	151,590,000.00
25 Apr 2013	25 May 2013	147,171,000.00
25 May 2013	25 Jun 2013	142,905,000.00
25 Jun 2013	25 Jul 2013	125,980,000.00
25 Jul 2013	25 Aug 2013	122,007,000.00
25 Aug 2013	25 Sep 2013	118,170,000.00
25 Sep 2013	25 Oct 2013	114,466,000.00
25 Oct 2013	25 Nov 2013	110,891,000.00
25 Nov 2013	25 Dec 2013	107,437,000.00
25 Dec 2013	25 Jan 2014	94,211,000.00
25 Jan 2014	25 Feb 2014	90,976,000.00
25 Feb 2014	25 Mar 2014	87,853,000.00
25 Mar 2014	25 Apr 2014	84,839,000.00
25 Apr 2014	25 May 2014	81,930,000.00
25 May 2014	25 Jun 2014	79,123,000.00
25 Jun 2014	25 Jul 2014	76,413,000.00
25 Jul 2014	25 Aug 2014	73,797,000.00
25 Aug 2014	25 Sep 2014	71,273,000.00
25 Sep 2014	25 Oct 2014	68,836,000.00
25 Oct 2014	25 Nov 2014	66,484,000.00
25 Nov 2014	25 Dec 2014	64,214,000.00
25 Dec 2014	25 Jan 2015	62,020,000.00
25 Jan 2015	25 Feb 2015	59,903,000.00
25 Feb 2015	25 Mar 2015	57,859,000.00
25 Mar 2015	25 Apr 2015	55,887,000.00
25 Apr 2015	25 May 2015	53,982,000.00
25 May 2015	25 Jun 2015	52,144,000.00
25 Jun 2015	25 Jul 2015	50,369,000.00

25 Jul 2015	25 Aug 2015	48,656,000.00
25 Aug 2015	25 Sep 2015	11,337,000.00
25 Sep 2015	25 Oct 2015	10,870,000.00
25 Oct 2015	25 Nov 2015	10,427,000.00
25 Nov 2015	25 Dec 2015	10,005,000.00
25 Dec 2015	25 Jan 2016	9,604,000.00
25 Jan 2016	25 Feb 2016	9,221,000.00
25 Feb 2016	25 Mar 2016	8,857,000.00
25 Mar 2016	25 Apr 2016	8,510,000.00
25 Apr 2016	25 May 2016	8,178,000.00
25 May 2016	25 Jun 2016	7,863,000.00
25 Jun 2016	25 Jul 2016	7,561,000.00
25 Jul 2016	25 Aug 2016	7,273,000.00
25 Aug 2016	25 Sep 2016	6,998,000.00
25 Sep 2016	25 Oct 2016	6,735,000.00
25 Oct 2016	25 Nov 2016	6,484,000.00
25 Nov 2016	Termination Date	6,235,000.00

With respect to the Floating Rate Payer Calculation Periods, the dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention. With respect to the Fixed Rate Payer Calculation Periods, the dates in the above schedule will be subject to No Adjustment.

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Rate:

Initially 8.82 percent per annum, amortizing as per Fixed Rate Schedule below

Fixed Rate Day Count Fraction:

30/360

Fixed Rate Payer Payment Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 January 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below and there shall be No Adjustment to the Calculation Period

Business Day Convention:

Modified Following

Fixed Rate Schedule

Period From	Period To	Fixed Rate (per annum)
Effective Date	25-Jan-07	8.820%
25-Jan-07	25-Feb-07	9.207%
25-Feb-07	25-Mar-07	8.486%
25-Mar-07	25-Apr-07	8.812%
25-Apr-07	25-May-07	8.584%
25-May-07	25-Jun-07	8.737%
25-Jun-07	25-Jul-07	8.331%
25-Jul-07	25-Aug-07	8.829%

25-Aug-07	25-Sep-07	8.099%
25-Sep-07	25-Oct-07	8.196%
25-Oct-07	25-Nov-07	8.403%
25-Nov-07	25-Dec-07	8.023%
25-Dec-07	25-Jan-08	7.968%
25-Jan-08	25-Feb-08	7.843%
25-Feb-08	25-Mar-08	7.486%
25-Mar-08	25-Apr-08	7.815%
25-Apr-08	25-May-08	7.943%
25-May-08	25-Jun-08	7.438%
25-Jun-08	25-Jul-08	7.118%
25-Jul-08	25-Aug-08	7.254%
25-Aug-08	25-Sep-08	6.353%
25-Sep-08	25-Dec-08	6.000%
25-Dec-08	25-Jan-09	5.005%
25-Jan-09	25-Oct-09	4.250%
25-Oct-09	25-Dec-09	4.000%
25-Dec-09	25-Dec-10	3.500%
25-Dec-10	25-Dec-11	2.500%
25-Dec-11	25-Sep-12	2.750%
25-Sep-12	25-Dec-13	3.000%
25-Dec-13	Termination Date	3.500%

Floating Amounts

Floating Rate Payer:

UBS AG

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month, with exception to the Initial Floating Rate where Linear Interpolation shall apply

Floating Rate Day Count Fraction:

Actual/360

Spread:

None

Floating Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 January 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below

Floating Rate Payer Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Reset Dates:

First day of each Calculation Period

Business Day Convention:

Modified Following

Compounding:

Inapplicable

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a)

Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b)

Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c)

Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS AG, London Branch and where the context so allows, include references to any affiliate of UBS AG, London Branch

Account Details

Currency:

USD

Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

Offices

(a)

The office of UBS AG for the Swap Transaction is London; and

(b)

The office of the Counterparty for the Swap Transaction is New York.

Contact Names at UBS AG
Payment Inquiries	Elisa Doctor	Email:
		DL-USOTCRATES-SETTS@ubs.
Pre Value Payments:	Pre Value Payment Investigations:	corn 203.719-1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Legal	203.719.4747
Swift: Fax:	UBSWGB2L (44) 20 7567 2685/2990
Address:	UBS AG 100 Liverpool Street London EC2M 2RH

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which Ietter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

Yours Faithfully

For and on Behalf of UBS AG, London Branch

By: /s/ Christopher Dingle

By: /s/ Jonathan McTeman

Name: Christopher Dingle

Name: Jonathan McTeman

Title: Associate Director

Title: Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By: /s/ Agnes Teng

By: /s/ Sameer Tikoo

Name: Agnes Teng

Name: Sameer Tikoo

Title: Associate Director

Title: Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited

Attachment 2

Date:

16 January 2007

To:

Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 ("Counterparty")

Attn:

Client Manager MARM 2007-1

From:

UBS AG, London Branch ("UBS AG")

Subject:

Interest Rate Swap Transaction

UBS AG Ref: 37545673

Dear Sirs,

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, 1nc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 16 January 2007 as amended and supplemented from time to time (the "Agreement"), between Counterparty and UBS AG. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Trade Date: Effective Date: Termination Date: Calculation Agent: Business Days: Calculation Amount: Broker:

16 January 2007

16 January 2007

25 December 2016

UBS AG, unless otherwise stated in the Schedule to

the Master Agreement.

New York

Initially USD 1,559,756.00, amortizing as per

Amortizing Schedule below

None

Amortization Schedule

Period From	Period To	Calculation Amount (USD)
Effective Date	25 Jan 2007	1,559,756.00
25 Jan 2007	25 Feb 2007	1,549,912.00
25 Feb 2007	25 Mar 2007	1,540,132.00
25 Mar 2007	25 Apr 2007	1,530,420.00
25 Apr 2007	25 May 2007	1,520,772.00

25 May 2007	25 Jun 2007	1,511,192.00
25 Jun 2007	25 Jul 2007	1,501,676.00
25 Jul 2007	25 Aug 2007	1,492,220.00
25 Aug 2007	25 Sep 2007	1,482,832.00
25 Sep 2007	25 Oct 2007	1,473,504.00
25 Oct 2007	25 Nov 2007	1,464,244.00
25 Nov 2007	25 Dec 2007	1,455,040.00
25 Dec 2007	25 Jan 2008	1,445,900.00
25 Jan 2008	25 Feb 2008	1,436,824.00
25 Feb 2008	25 Mar 2008	1,427,808.00
25 Mar 2008	25 Apr 2008	1,418,852.00
25 Apr 2008	25 May 2008	1,409,956.00
25 May 2008	25 Jun 2008	1,401,120.00
25 Jun 2008	25 Jul 2008	1,392,340.00
25 Jul 2008	25 Aug 2008	1,383,624.00
25 Aug 2008	25 Sep 2008	1,374,964.00
25 Sep 2008	25 Oct 2008	1,366,360.00
25 Oct 2008	25 Nov 2008	1,357,816.00
25 Nov 2008	25 Dec 2008	1,349,328.00
25 Dec 2008	25 Jan 2009	1,340,900.00
25 Jan 2009	25 Feb 2009	1,332,524.00
25 Feb 2009	25 Mar 2009	1,324,208.00
25 Mar 2009	25 Apr 2009	1,315,944.00
25 Apr 2009	25 May 2009	1,307,740.00
25 May 2009	25 Jun 2009	1,299,584.00
25 Jun 2009	25 Jul 2009	1,291,488.00
25 Jul 2009	25 Aug 2009	1,283,444.00
25 Aug 2009	25 Sep 2009	1,275,452.00
25 Sep 2009	25 Oct 2009	1,267,516.00
25 Oct 2009	25 Nov 2009	1,259,632.00
25 Nov 2009	25 Dec 2009	1,251,800.00
25 Dec 2009	25 Jan 2010	1,244,020.00
25 Jan 2010	25 Feb 2010	1,236,296.00
25 Feb 2010	25 Mar 2010	1,228,620.00
25 Mar 2010	25 Apr 2010	1,220,992.00
25 Apr 2010	25 May 2010	1,213,420.00
25 May 2010	25 Jun 2010	1,205,896.00
25 Jun 2010	25 Jul 2010	1,198,420.00
25 Jul 2010	25 Aug 2010	1,190,996.00
25 Aug 2010	25 Sep 2010	1,183,620.00
25 Sep 2010	25 Oct 2010	1,176,292.00
25 Oct 2010	25 Nov 2010	1,169,016.00
25 Nov 2010	25 Dec 2010	1,161,784.00
25 Dec 2010	25 Jan 2011	1,154,604.00
25 Jan 2011	25 Feb 2011	1,147,468.00
25 Feb 2011	25 Mar 2011	1,140,384.00
25 Mar 2011	25 Apr 2011	1,133,344.00
25 Apr 2011	25 May 2011	1,126,348.00
25 May 2011	25 Jun 2011	1,119,400.00
25 Jun 2011	25 Jul 2011	1,112,500.00
25 Jul 2011	25 Aug 2011	1,105,644.00
25 Aug 2011	25 Sep 2011	1,098,832.00
25 Sep 2011	25 Oct 2011	1,092,068.00
25 Oct 2011	25 Nov 2011	1,085,348.00
25 Nov 2011	25 Dec 2011	1,078,668.00
25 Dec 2011	25 Jan 2012	1,072,036.00
25 Jan 2012	25 Feb 2012	1,065,448.00
25 Feb 2012	25 Mar 2012	1,053,888.00

25 Mar 2012	25 Apr 2012	1,021,576.00
25 Apr 2012	25 May 2012	990,468.00
25 May 2012	25 Jun 2012	960,524.00
25 Jun 2012	25 Jul 2012	858,936.00
25 Jul 2012	25 Aug 2012	832,996.00
25 Aug 2012	25 Sep 2012	808,020.00
25 Sep 2012	25 Oct 2012	783,976.00
25 Oct 2012	25 Nov 2012	760,824.00
25 Nov 2012	25 Dec 2012	738,468.00
25 Dec 2012	25 Jan 2013	663,184.00
25 Jan 2013	25 Feb 2013	643,560.00
25 Feb 2013	25 Mar 2013	624,628.00
25 Mar 2013	25 Apr 2013	606,360.00
25 Apr 2013	25 May 2013	588,684.00
25 May 2013	25 Jun 2013	571,620.00
25 Jun 2013	25 Jul 2013	503,920.00
25 Jul 2013	25 Aug 2013	488,028.00
25 Aug 2013	25 Sep 2013	472,680.00
25 Sep 2013	25 Oct 2013	457,864.00
25 Oct 2013	25 Nov 2013	443,564.00
25 Nov 2013	25 Dec 2013	429,748.00
25 Dec 2013	25 Jan 2014	376,844.00
25 Jan 2014	25 Feb 2014	363,904.00
25 Feb 2014	25 Mar 2014	351,412.00
25 Mar 2014	25 Apr 2014	339,356.00
25 Apr 2014	25 May 2014	327,720.00
25 May 2014	25 Jun 2014	316,492.00
25 Jun 2014	25 Jul 2014	305,652.00
25 Jul 2014	25 Aug 2014	295,188.00
25 Aug 2014	25 Sep 2014	285,092.00
25 Sep 2014	25 Oct 2014	275,344.00
25 Oct 2014	25 Nov 2014	265,936.00
25 Nov 2014	25 Dec 2014	256,856.00
25 Dec 2014	25 Jan 2015	248,080.00
25 Jan 2015	25 Feb 2015	239,612.00
25 Feb 2015	25 Mar 2015	231,436.00
25 Mar 2015	25 Apr 2015	223,548.00
25 Apr 2015	25 May 2015	215,928.00
25 May 2015	25 Jun 2015	208,576.00
25 Jun 2015	25 Jul 2015	201,476.00
25 Jul 2015	25 Aug 2015	194,624.00
25 Aug 2015	25 Sep 2015	45,348.00
25 Sep 2015	25 Oct 2015	43,480.00
25 Oct 2015	25 Nov 2015	41,708.00
25 Nov 2015	25 Dec 2015	40,020.00
25 Dec 2015	25 Jan 2016	38,416.00
25 Jan 2016	25 Feb 2016	36,884.00
25 Feb 2016	25 Mar 2016	35,428.00
25 Mar 2016	25 Apr 2016	34,040.00
25 Apr 2016	25 May 2016	32,712.00
25 May 2016	25 Jun 2016	31,452.00
25 Jun 2016	25 Jul 2016	30,244.00
25 Jul 2016	25 Aug 2016	29,092.00
25 Aug 2016	25 Sep 2016	27,992.00
25 Sep 2016	25 Oct 2016	26,940.00
25 Oct 2016	25 Nov 2016	25,936.00
25 Nov 2016	Termination Date	24,940.00

With respect to the Floating Rate Payer Calculation Periods, the dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention. With respect to the Fixed Rate Payer Calculation Periods, the dates in the above schedule will be subject to No Adjustment.

Fixed Amounts

Fixed Rate Payer:

Counterparty

Fixed Amount:

To be determined in accordance with the following formula: 250 * Fixed Rate * Calculation Amount * Fixed Rate Day Count Fraction

Fixed Rate:

Initially 8.82 percent per annum, amortizing as per Fixed Rate Schedule below

Fixed Rate Day Count Fraction:

30/360

Fixed Rate Payer Payment Date:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 January 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below and there shall be No Adjustment to the Calculation Period

Business Day Convention:

Modified Following

Fixed Rate Schedule

Period From	Period To	Fixed Rate (per annum)
Effective Date	25-Jan-07	8.820%
25-Jan-07	25-Feb-07	9.207%
25-Feb-07	25-Mar-07	8.486%
25-Mar-07	25-Apr-07	8.812%
25-Apr-07	25-May-07	8.584%
25-May-07	25-Jun-07	8.737%
25-Jun-07	25-Jul-07	8.331%
25-Jul-07	25-Aug-07	8.829%
25-Aug-07	25-Sep-07	8.099%
25-Sep-07	25-Oct-07	8.196%
25-Oct-07	25-Nov-07	8.403%
25-Nov-07	25-Dec-07	8.023%
25-Dec-07	25-Jan-08	7.968%
25-Jan-08	25-Feb-08	7.843%
25-Feb-08	25-Mar-08	7.486%
25-Mar-08	25-Apr-08	7.815%
25-Apr-08	25-May-08	7.943%
25-May-08	25-Jun-08	7.438%
25-Jun-08	25-Jul-08	7.118%
25-Jul-08	25-Aug-08	7.254%
25-Aug-08	25-Sep-08	6.353%
25-Sep-08	25-Dec-08	6.000%
25-Dec-08	25-Jan-09	5.005%

25-Jan-09	25-Oct-09	4.250%
25-Oct-09	25-Dec-09	4.000%
25-Dec-09	25-Dec-10	3.500%
25-Dec-10	25-Dec-11	2.500%
25-Dec-11	25-Dec-12	2.750%
25-Dec-12	25-Dec-13	3.000%
25-Dec-13	Termination Date	3.500%

Floating Amounts

Floating Rate Payer:

UBS AG

Floating Amount:

To be determined in accordance with the following formula: 250 * Floating Rate Option * Calculation Amount * Floating Rate Day Count Fraction

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month, with exception to the Initial Floating Rate where Linear Interpolation shall apply

Floating Rate Day Count Fraction:

Actual/360 None

Floating Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 January 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below

Floating Rate Payer Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Reset Dates:

First day of each Calculation Period

Business Day Convention:

Modified Following

Compounding:

Inapplicable

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a)

Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b)

Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c)

Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d)

Purpose. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowing or investments, hedging its underlying assets or Iiabilities or in connection with a line of business.

References in this clause to "a party" shall, in the case of UBS AG, London Branch and where the context so allows, include references to any affiliate of UBS AG, London Branch

Account Details

Currency:

USD

Correspondent Bank:

UBS AG, STAMFORD BRANCH

Swift Address:

UBSWUS33XXX

Favour:

UBS AG LONDON BRANCH

Swift Address:

UBSWGB2LXXX

Account No:

101-wa-140007-000

Further Credit To:

Swift Address:

Account No:

 Offices

(a)The office of UBS AG for the Swap Transaction is London; and

(b)The office of the Counterparty for the Swap Transaction is New York

Contact Names at UBS AG
Payment Inquiries	Elisa Doctor	Email:
		DL-USOTCRATES-SETTS @ubs. corn

Pre Value Payments:	Pre Value Payment Investigations:	203.719-1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Legal	203.719.4747
Swift: Fax:	UBSWGB2L (44) 20 7567 2685/2990
Address: Contact Info: Wells Fargo Bank, N.A.	UBS AG 100 Liverpool Street London EC2M 2RH

9062 Old Annapolis Road

Columbia, MD 21045-1951

Attn: Client Manager MARM 2007-1

(p) 410.884.2000

(f) 410.715.2380

Contact at Transferor / Sponsor:

UBS Real Estate, Inc

1285 Avenue of the Americas

New York, NY 10019

Attn: Adrian Wu / Peo Lopansri

(t): +1-212-713-2860

Wiring Instructions:

WELLS FARGO BANK, NA

ABA# 121000248

FOR CREDIT TO: CORPORATE TRUST CLEARING

ACCT: 3970771416

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

Yours Faithfully

For and on Behalf of

UBS AG, London Branch

By: /s/ Christopher Dingle

By: /s/ Jonathan McTernan

Name: Christopher Dingle

Name: Jonathan McTernan

Title: Associate Director

Title: Associate Director

Acknowledged and Agreed by Wells Fargo Bank, N.A., not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 as of the date first written above:

By: /s/ Graham M. Oglesby

Name: Graham M. Oglesby

Title : Assistant Vice President

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited